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                                 SCHEDULE 14A
                                (Rule 14A-101)

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
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[_]  Definitive Proxy Statement

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[_]  Soliciting Material Pursuant to Rule 14a-12.

                             QUALITY DINING, INC.
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               (Name of Registrant as Specified in Its Charter)


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                      [BURGER KING/TM/ LOGO APPEARS HERE]
                                   71 Units

                   [CHILIS/R/ GRILL & BAR LOGO APPEARS HERE]
                                   28 Units

                [PAPA VINOS ITALIAN KITCHEN LOGO APPEARS HERE]
                                    8 Units

                [GRADY'S AMERICAN GRILL/TM/ LOGO APPEARS HERE]
                                   36 Units

                             Superior "Operators"

================================================================================


     . Disciplined operating systems

     . Marketing capability

     . Menu development and management

     . New unit and real estate expertise

     . Management depth and breadth

     . Upper tier sales and margin performance

                                                                          [LOGO]

                               Long Term Vision

================================================================================



                          MAXIMIZE SHAREHOLDER VALUE

                                                                          [LOGO]

                               Cash Flow Margins
================================================================================

     . Strong Cash Flow Margins
       Drive Success


                                                                          [LOGO]

                        Strategic Plan - Back to Basics
================================================================================

     . Focus on restaurant operations

     . Optimize cash flow

     . Aggressively deleverage

     . Implement long term capital structure

     . Deliberate and calibrated growth

     . Divest underperforming restaurants

     . Conduct share repurchase

                                                                          [LOGO]

                             The Bruegger's Story
================================================================================


     . Acquisition background

     . What went wrong

     . Decision to sell

                                                                          [LOGO]

                         Quality Dining - Then and Now
===============================================================================


     . Excessively leveraged...
                       moderately leveraged

     . Litigation risk high...
                       substantially mitigated

     . Unstable capital structure...
                       permanent long term structure

     . Support services in turmoil...
                       support services outstanding

     . Development on hold...
                       pipeline established

                                                                          [LOGO]

================================================================================

                        Status of Strategic Initiatives

                                                                          [LOGO]

                            Aggressively Deleverage
================================================================================

                                                Q1 1998          Q4 1999
                                                -------          -------

     Funded Debt                            $ 134 million    $ 114 million

     Consolidated
     Cash Flow                              $20.3 million    $25.5 million

     Funded
     Debt/Cash Flow                                  6.59x            4.48x


                                                                          [LOGO]

                          Long Term Capital Structure
================================================================================


     .    $49 million mortgage facility - 18 years

     .    $76 million bank facility - 3.5 years

     .    Stable and constant support in debt markets

                                                                          [LOGO]

                        Deliberate and Targeted Growth
================================================================================

     .  Expansion calibrated with deleveraging

     .  2 new units in Q1

     .  Development pipeline established


                                                                          [LOGO]

                      Divest Underperforming Restaurants
================================================================================

     .  Non-cash charges

     .  Enhances cash flow

     .  Supports strategic plan


                                                                          [LOGO]

                               Share Repurchase
================================================================================

     .    Company recognizes stock is undervalued

     .    562,500 shares since November, 1999

     .    Average purchase price of $2.32

     .    Approximate book value $4.00


                                                                          [LOGO]

                              The Real NBO Story
================================================================================


     .    Direct competitor

     .    Seeking proprietary information

     .    Never put forward offer - any offer

     .    Cannot offer better operating strategy

     .    Thinly veiled attempt to steal company


                                                                          [LOGO]

                         NBO's History As Shareholder
================================================================================

     .  Not "long suffering" shareholder

     .  Acquired shares from 8/98 to 12/98

     .  Estimated average purchase price $3.75

                                                                          [LOGO]

                              The NBO "Solution"
================================================================================


     . Auction the company

     . Redeem the pill

     . Run company "more efficiently"

        . Lower G&A = lower margins

        . QDI G&A below industry averages


                                                                          [LOGO]

                            NBO is Self Interested
================================================================================


     . Role on Board would be self serving

     . Access to competitive information

     . No demonstrated ability to outperform current management

     . Strategy is not aligned with all shareholders


                                                                          [LOGO]

                             The Auction Debunked
================================================================================


  .  Bad time for auction

  .  No inquiries or offers

  .  Destabilizing to employees and franchisors

  .  NOL not transferable

  .  Contingent liabilities value inhibitor

  .  No likelihood of significant premium

  .  Breakup is unrealistic


                                                                          [LOGO]

                            Shareholder Rights Plan
================================================================================

     . Enacted in response to Bruegger's

     . Appropriate protection today

     . Not impediment to a sale

     . Board will consider results of
       shareholder vote




                                                                          [LOGO]

                       Quality Dining Board Appointment
================================================================================

     . Filled 1999 vacancy with outside director

     . Comprised of 5 outside / 2 management

     . Ellis was a financial advisor to
       Bruegger's - conflict of interest




                                                                          [LOGO]

                       Long Term Focus For Shareholders
================================================================================

     . Quality Dining has a strategy...it's working

     . Quality Dining has a proven track record

     . NBO is self interested and disruptive to strategy

     . Creating value through operational performance




                                                                          [LOGO]

                         Drivers of Shareholder Value
================================================================================

  Increased Shareholder Value Through:

     - Debt reduction

     - New unit growth

     - Strong margins

     - Share repurchase




                                                                          [LOGO]